                                                                    EXHIBIT 23.9

                                    CONSENT

    I hereby consent to being named as a person chosen to become a director of First Empire State Corporation in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on February 9, 1998.

                                               /s/ PETER J. O'DONNELL
                                     -----------------------------------------
                                                 Peter J. O'Donnell